                                                                    EXHIBIT 10.5

     NUMBER                                                          SHARES
---------------                                                -----------------
      A-1                                                            100,000
---------------                                                -----------------

            [LOGO OF NETCO COMMUNICATIONS CORPORATION APPEARS HERE]

THIS CERTIFIES THAT  WorldCom Inc.                                        is the
                    -----------------------------------------------------
registered holder of  One Hundred Thousand
                    ----------------------------------------------------- Shares
     of Class A Preferred Stock, par value $10.00 per share (see reverse), transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

  In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 16th day of December A.D. 96


                                              /s/ Edward J. Driscoll, III
                                              ----------------------------------
                                              Edward J. Driscoll, III, President